Exhibit 99.1

Corporate Presentation SEPTEMBER 2025

Forward Looking Statements 2 This presentation (together with any other statements or information that we may make in connection herewith) contains forward-looking statements with respect to Kiniksa Pharmaceuticals International, plc (and its consolidated subsidiaries, collectively, unless context otherwise requires, “Kiniksa,” “we,” “us” or “our”). In some cases, you can identify forward looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “goal,” “design,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “strategy,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these identifying words. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding our strategy; potential value drivers; potential indications; potential market opportunities and competitive position; ongoing, planned and potential clinical trials and other studies; timing and potential impact of clinical data; regulatory and other submissions, applications and approvals; commercial strategy and commercial activities; expected run rate for our cash, cash equivalents and short-term investments; expected funding of our operating plan; financial guidance; and capital allocation. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including, without limitation: delays or difficulty in enrollment of patients in, and activation or continuation of sites for, our clinical trials; delays or difficulty in completing our clinical trials as originally designed; potential for changes between final data and any preliminary, interim, top-line or other data from clinical trials; our inability to replicate results from our earlier clinical trials or studies; impact of additional data from us or other companies, including the potential for our data to produce negative, inconclusive or commercially uncompetitive results; potential undesirable side effects caused by our products and product candidates; our inability to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities; potential for applicable regulatory authorities to not accept our filings, delay or deny approval of any of our product candidates or require additional data or trials to support approval; our reliance on third parties as the sole source of supply of the drug substance and drug product used in our products and product candidates; raw material, important ancillary product and drug substance and/or drug product shortages; our reliance on third parties to conduct research, clinical trials, and/or certain regulatory activities for our product candidates; complications in coordinating requirements, regulations and guidelines of regulatory authorities across jurisdictions for our clinical trials; business development activities and their impact on our financial performance and strategy; changes in our operating plan, business development strategy or funding requirements; existing or new competition; current and future healthcare reforms, including those affecting the delivery of or payment for healthcare products and services; and the impact of global economic policy, including any uncertainty in national and international markets. These and the important factors discussed in our filings with the U.S. Securities and Exchange Commission, including under the caption “Risk Factors” contained therein could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. These forward-looking statements reflect various assumptions of Kiniksa's management that may or may not prove to be correct. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements. Except as otherwise indicated, this presentation speaks as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates, projections, and/or other information regarding our industry, our business and the markets for certain of our product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, clinical trials, studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. ARCALYST is a registered trademark of Regeneron Pharmaceuticals, Inc. Kiniksa OneConnect is a trademark of Kiniksa Pharmaceuticals. All other trademarks are the property of their respective owners.

3 Addressing Unmet Need is at the Heart of What We Do Building on our successful foundation by prioritizing development of novel therapies for cardiovascular indications Current operating plan expected to remain cash flow positive on an annual basis 1) As of Q2 2025. Advancing Clinical Portfolio Developing KPL-387 in recurrent pericarditis KPL-387 Phase 2/3 trial initiated; Phase 2 dose-focusing data expected in 2H 2026 IND-enabling activities with KPL-1161 Maintaining Strong Financial Position Q2 2025 cash reserves of ~$308M Thoughtful capital allocation Financial strength provides capacity to continue investing in additional value creation Established leadership in recurrent pericarditis market More than $1 billion in revenue since launch Continued growth potential with only ~15% penetration into target population1 Expected 2025 ARCALYST revenue of $625 to $640M

Program Indication Preclinical Phase 1 Phase 2 Phase 3 Commercial SPECIALTY CARDIOVASCULAR ARCALYST® (rilonacept)1-3 IL-1α & IL-1β Trap Recurrent Pericarditis Cardiac Sarcoidosis KPL-387 IL-1 Antagonist mAb Recurrent Pericarditis KPL-1161 Fc-Modified IL-1 Antagonist mAb Undisclosed OTHER (NON-CARDIOVASCULAR) Abiprubart Anti-CD40 mAb Exploring Strategic Alternatives Program Licensee Exclusive Licensed Territory OUT-LICENSING AGREEMENTS ARCALYST (rilonacept) IL-1α & IL-1β Trap Huadong Medicine Vixarelimab Anti-OSMRβ mAb Roche and Genentech 4 1) Approved in the U.S.; ARCALYST is also approved in the U.S. for cryopyrin-associated periodic syndromes (CAPS) and deficiency of the interleukin-1 receptor antagonist (DIRA); 2) The FDA granted Breakthrough Therapy designation to ARCALYST for recurrent pericarditis in 2019; the FDA granted Orphan Drug exclusivity to ARCALYST in March 2021 for the treatment of recurrent pericarditis and reduction in risk of recurrence in adults and pediatric patients 12 years and older. The European Commission granted Orphan Drug designation to ARCALYST for the treatment of idiopathic pericarditis in 2021; 3) Kiniksa has worldwide rights, excluding the Middle East and North Africa; Kiniksa granted Huadong Medicine exclusive rights in the Asia Pacific Region, excluding Japan. IL-1α = interleukin-1α; IL-1β = interleukin-1β; IL-1 = interleukin-1; mAb = monoclonal antibody; OSMRβ = oncostatin M receptor beta Innovative Portfolio of Commercial and Clinical-Stage Assets Developing novel therapies for diseases with unmet need, prioritizing cardiovascular indications Collaborative Study Agreement with Mayo Clinic & The Johns Hopkins University Asia Pacific Region, Excluding Japan Worldwide

ARCALYST ® IL-1α AND IL-1β CYTOKINE TRAP DISEASE AREA: Recurrent pericarditis1 ; painful and debilitating autoinflammatory cardiovascular disease COMPETITION2 : First and only FDA-approved therapy for recurrent pericarditis REGULATORY: U.S. Orphan Drug exclusivity for treatment of and reduction in risk of recurrence of recurrent pericarditis; European Commission Orphan Drug designation in idiopathic pericarditis STATUS: FDA-Approved ECONOMICS: 50/50 split on profit and third-party proceeds RIGHTS: Kiniksa has worldwide rights3 (excluding MENA) for all indications outside those in oncology and local administration to the eye or ear 5 1) ARCALYST is also approved and marketed for Cryopyrin-Associated Periodic Syndromes (CAPS) and maintenance of remission of Deficiency of Interleukin-1 Receptor Antagonist (DIRA) in the United States; 2) Drugs@FDA: ARCALYST Prescribing Information, Ilaris Prescribing Information, Kineret Prescribing Information; Kaiser et al. Rheumatol Int (2012) 32:295–299; Theodoropoulou et al. Pediatric Rheumatology 2015, 13(Suppl 1):P155; Fleischmann et al, 2017 ACR/ARHP Abstract 1196; Kosloski et al, J of Clin Pharm 2016, 56 (12) 1582-1590; Cohen et al. Arthritis Research & Therapy 2011, 13:R125; Cardiel et al. Arthritis Research & Therapy 2010, 12:R192; Hong et al. Lancet Oncol 2014, 15: 656-666; 3) Kiniksa granted Huadong Medicine exclusive rights in the Asia Pacific Region, excluding Japan. IL-1α = interleukin-1α ; IL-1β = interleukin-1β; MENA = Middle East North Africa

~160,000: Epidemiological analysis using large national surveillance databases to calculate the pooled annualized prevalence of pericarditis (Basis for Orphan Drug Designation)2 ~40,000: Up to 30% experience at least one recurrence; some recur over multiple years3,4 ~14,000: Nearly 50% annual turnover with ~7,000 patients entering into the pool each year5 Approximately 14,000 recurrent pericarditis patients in the U.S. suffer from persistent underlying disease, with multiple recurrences and inadequate response to conventional therapy1 Pericarditis ~160,000 Recurrent Pericarditis ~40,000 All figures annual period prevalence Pericarditis ~160,000 Recurrent Pericarditis ~40,000 Multiple Recurrences ~14,000 6 Pericarditis Patient Turnover Creates Steady Opportunity for Treatment Of the 14,000 target population with multiple recurrences, there is a high turnover of ~50% of patients each year, meaning ongoing opportunities to ensure diagnosis and targeted treatment 1) Cremer et al. American Journal of Cardiology. 2016;2311-2328; 2) Data on file, Kiniksa Pharmaceuticals; 3) Imazio et al. Circulation. 2005;112:2012-2016; 4) Adler et al. Circulation. 1998;97:2183-2185; 5) Klein A, Cremer P, Kontzias A, et al. US database study of clinical burden and unmet need in recurrent pericarditis. J Am Heart Assoc. 2021; 10:e018950. doi:10.1161/JAHA. 120.018950.

7 The Autoinflammatory Cycle of Recurrent Pericarditis: Tissue damage caused by IL-1α and IL-1β in the pericardium stimulates additional IL-1α and IL-1β, thereby creating a cycle of perpetual pericardial inflammation CRP, C-reactive protein; DAMPs, damage-associated molecular patterns; IL, interleukin; PAMPs, pathogen-associated molecular patterns; WBC, white blood cell. In addition to inflammatory cytokines such as IL-6, promotion and progression of the inflammatory process in pericarditis is due to IL-1α and IL-1β IL-1α and IL-1β in the Autoinflammatory Cycle of Recurrent Pericarditis

8 ARCALYST Has Led Paradigm Shift in US Recurrent Pericarditis Treatment Updated ACC guidance validates ARCALYST positioning as a second-line treatment and steroid-sparing therapy 1) Adapted from Wang, T, Klein, A, Cremer, P. et al. 2025 Concise Clinical Guidance: An ACC Expert Consensus Statement on the Diagnosis and Management of Pericarditis: A Report of the American College of Cardiology Solution Set Oversight Committee. J Am Coll Cardiol. 2025; 2) Karmali R, Kafil TS, Bayat A, et al. Recurrent pericarditis and paradigm shift in cardiovascular imaging and targeted therapeutics. JACC: Advances. 2024;3(9, Part 1):101194; 3) Klein, A, Wang, T, Cremer, P. et al. Pericardial Diseases: International Position Statement on New Concepts and Advances in Multimodality Cardiac Imaging. J Am Coll Cardiol Img. 2024 Aug, 17 (8) 937–988; 4) Cremer, PC, Garshick, M, Luis, SA, Raisinghani, A, Weber, B, Parmeswaran, V, Curtis, A, Klein, AL, Paolini, JF. Increased Adoption of IL-1 Pathway Inhibition and the Steroid-Sparing Paradigm Shift: Temporal Trends in Recurrent Pericarditis Treatment from the RESONANCE Patient Registry. NSAIDs = non-steroidal anti-inflammatory drugs; CRP = C-reactive protein; CMR = cardiac magnetic resonance; ACC = American College of Cardiology Adapted from Wang TKM, et al. J Am Coll Cardiol. 2025 *Autoinflammatory phenotype is defined as patients having fever and/or elevation of CRP and/or CMR imaging evidence of pericardial inflammation. Initial therapy NSAIDs or aspirin plus colchicine No Response Second-line IL-1 pathway inhibition (e.g., ARCALYST) May consider corticosteroid Refractory Cases Consider radical pericardiectomy (at high-volume surgical center) Treatment of Recurrent Pericarditis1 Autoinflammatory Phenotype* Updated Treatment Algorithm Updated clinical guidance adds to growing body of existing literature and real-world evidence supporting IL-1 pathway inhibition as a second-line treatment ahead of corticosteroids2-4

9 ARCALYST has increasingly become the 2nd line treatment of choice, after NSAIDs/colchicine, at leading expert centers across the U.S. Proportional use of corticosteroids has decreased; P=0.0169† Proportional use of ARCALYST‡ has increased; P=0.0024§ TREATMENT CHOICE OVER TIME IN PATIENTS FAILING ASPIRIN/NONSTEROIDAL ANTI-INFLAMMATORY DRUGS/COLCHICINE (N=113)1 * *Failing is defined as patients who had to intensify to higher-line therapies, such as csDMARDs, corticosteroids, anakinra, or ARCALYST; †Reference group is 2020-2021; ‡Of 52 patients starting ARCALYST after aspirin/NSAIDs/colchicine, 5 patients utilized steroids as a short-term bridge prior to starting ARCALYST (2 patients in 2021, 2 patients in 2022, 1 patient in 2023); 4 patients (2 patients in 2021, 2 patients in 2023) utilized anakinra as a short-term bridge prior to starting ARCALYST; §Reference group is 2021; IIPartial year 2021 prior to ARCALYST availability on April 1, 2021; ¶Partial year 2021 after ARCALYST availability after April 1, 2021. **Data censored at last check-in visit. 1) Cremer, PC, Garshick, M, Luis, SA, Raisinghani, A, Weber, B, Parmeswaran, V, Curtis, A, Klein, AL, Paolini, JF. Increased Adoption of IL-1 Pathway Inhibition and the Steroid-Sparing Paradigm Shift: Temporal Trends in Recurrent Pericarditis Treatment from the RESONANCE Patient Registry. Adapted from poster presented at 2024 European Society of Cardiology Congress. London, UK. Real-World Evidence of ARCALYST Uptake as a Second-Line Therapy RESONANCE is an ongoing observational registry in up to 500 patients from 29 US sites, collecting real-world data on RP natural history and disease management over a 6-year intensive-observation period

Commercial Experience Highlights Successful Targeting Strategy with Further Upside Potential ARCALYST PATIENTS BY FLARE STATUS AT INITIATION1 IN ACTIVE FLARE ~80% NOT IN ACTIVE FLARE ~20% Only ~15% penetration into the 14K target population at the end of Q2 2025 SIGNIFICANT MARKET POTENTIAL 10 • Majority of ARCALYST prescribing continues to come from 14K target population • ~20% of prescriptions are for patients in their 1st recurrence Sources: Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Magestro M. Annals of Epidemiology. 2019;36:71; Lin D, Majeski C, DerSarkissian M, Magestro M, Cavanaugh C, Laliberte F, Lejune D, Mahendran M, Duh M, Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Mage. (Nov, 2019). Real-World Clinical Characteristics and Recurrence Burden of Patients Diagnosed with Recurrent Pericarditis in the United States. Poster session presented at the American Heart Association, Philadelphia, PA. 1) HCP market research 2025; Kiniksa data on file. % of ARCALYST Prescriptions1 1 ST RECURRENCE ~26,000 2 ND RECURRENCE ~7,000 ≥3RD RECURRENCE ~7,000 Recurrent Pericarditis Annual Epidemiology: ~40,000 ~20% % of Prescriptions by Number of Recurrences1 ARCALYST LABEL 14,000 TARGET POPULATION ~80%

Strong ARCALYST Growth Driven by Robust Commercial Execution 11 Year-Over-Year Net Revenue Growth Total Prescribers1 >3,475 Repeat Prescribers1 ~940 Payer Approval1 (% of Completed Cases) >90% Average Total Duration of Therapy1 ~30 months Patient Compliance1 >85% Key Revenue Drivers 1) Data since launch through 6/30/2025. $7.7M $27.0M $54.5M $103.4M Q2 2021 Q2 2022 Q2 2023 Q2 2024 Q2 2025 $156.8M ~15% Penetration of Multiple-Recurrence Target Population as of the End of Q2 2025

12 Key Executional Priorities to Drive Greater Patient and Physician Adoption Promote to the full scope of the broad label to identify more patients Ensure positive prescriber experience to support repeat prescribing Support creation of an efficient network of care with regional pericardial disease centers Educate on data related to duration of disease & treatment to support longer-term persistence on ARCALYST

13 Time ARCALYST Patient Flow New to Brand Patients Patient Stops Patient Restarts Active Patients Strong steady growth: >3,475 unique prescribers; ~27% of which are repeat prescribers Increases over time as base of active ARCALYST patients grows with Initial Starts and Restarts Increases over time as patient stops increase; currently ~45% after ~8 weeks Increases over time driven by New-to-Brand and Restart growth; as of Q2 2025, ~15% of 14K multiple recurrence target patient population Illustrative Patient Flow New Starts Patient Restarts Patient Stops Launch (2021) Growth in Total Patients on ARCALYST Therapy Acceleration in new-to-brand and restart patients offset higher patient stops over time

14 ~45% Of Patients Restarted Therapy Following Initial Discontinuation (Within ~8 weeks) Average Total Duration of Therapy ARCALYST Enables Effective Treatment Throughout Duration of Disease Patients with multiple recurrences often continue suffering from flares for a median of 3 years1 1) Lin D, Laliberté F, Majeski C, et al. Disease and economic burden associated with recurrent pericarditis in a privately insured United States population. Adv Ther. 2021;38(10):5127-5143. doi:10.1007/s12325-021-01868-7; 2) As of Q2 2025; 3) Initial continuous therapy is determined to have ended if greater than 28 days elapses beyond the exhaustion date of a patient's most recent days supplied without an observed refill of ARCALYST. ~30 Months2

Q2 2021 Q2 2022 Q2 2023 Q2 2024 Q2 2025 Prescribers with 1 Recurrent Pericarditis Prescription Prescribers with ≥2 Recurrent Pericarditis Prescriptions 15 Total and Repeat Prescribers of ARCALYST for Recurrent Pericarditis Patients • Strong, steady growth in both new and repeat prescribers, supporting long-term growth-potential • Both physicians and patients are gaining positive experiences with ARCALYST as the first and only approved therapy for recurrent pericarditis • Cardiologist market research shows a steady increase in their level of comfort with prescribing biologics • Approximately 50% of all new prescriptions in Q2 2025 came from repeat prescribers The Growing Repeat Prescriber Base is Delivering ~50% of All New Patient Prescriptions ~700 ~1,050 Expanding Breadth and Depth of ARCALYST Prescribing 2 Patients 3 Patients ≥4 Patients 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 ~120 ~290 ~550 ~940 >2,300 >550 >3,475 >1,250 ~1,175 ~20 >100 ~450

• ARCALYST list price of $23,846 per month Based on first and only FDA-approved therapy for recurrent pericarditis, in-line with specialty biologics with Breakthrough Therapy and Orphan Drug designation • Helping to ensure patient affordability and access to treatment is one of our core principles and to this end, we offer a suite of programs to support affordability to eligible patients who are prescribed ARCALYST; eligible patients are able to get ARCALYST for a copay of as low as $0 • Kiniksa’s goal is to maintain rapid and broad access to ARCALYST for patients with Recurrent Pericarditis, CAPS, and DIRA • Payer mix for ARCALYST is largely commercial (~70%) • Payer engagement has increased awareness of recurrent pericarditis and the differentiated value of ARCALYST • The Kiniksa OneConnect program is a personalized treatment support program for patients prescribed ARCALYST • ARCALYST is distributed through a closed network of designated specialty pharmacies and the Veterans Affairs • The distribution network for ARCALYST was developed to provide a high and consistent level of patient support with broad access. Network pharmacies provide customized services to support patients Pricing Access Distribution 16 Pricing, Access, and Distribution Considerations CAPS = Cryopyrin-Associated Periodic Syndromes ; DIRA = Deficiency of IL-1 Receptor Antagonist

$38.5M1 $122.5M $233.2M $417.0M 2021 2022 2023 2024 2025 2025 ARCALYST Net Product Sales Guidance Revenue guidance increased to $625-$640M from $590-$605M based on accelerated growth year-to-date 17 $625-640M Expected Net Product Sales 1) 2021 = 9 months of availability (Q2-Q4). $84M+ $110M+ $183M+ ~$215M+ Year-over-year growth at the midpoint

Kiniksa Operating Income from ARCALYST • Kiniksa is responsible for sales and distribution of ARCALYST in all approved indications in the United States. • Kiniksa’s license to ARCALYST includes worldwide rights* , excluding MENA, for all applications other than those in oncology and local administration to the eye or ear. • Kiniksa covers 100% of development expenses related to approval of additional indications. • Kiniksa evenly splits profits on ARCALYST sales and licensing proceeds with Regeneron. 18 Minus ARCALYST Marketing & Commercial Expenses that Exceeded Specified Limits (if any) Minus R&D Expenses for Additional Indications or Other Studies Required for Approval for ARCALYST Collaboration Expenses (Booked as a separate line item within OpEx) Minus 50% of ARCALYST Collaboration Operating Profit and 50% of ARCALYST Licensing Proceeds ARCALYST Collaboration Operating Profit Minus 100% of ARCALYST Regulatory & Certain Other Expenses Minus ARCALYST Marketing & Commercial Expenses (Subject to Specified Limits) Minus 100% of ARCALYST Field Force Expenses Minus 100% of Profit Split Eligible Cost of Goods Sold3 ARCALYST Net Sales (CAPS + DIRA + Recurrent Pericarditis)2 Summary of ARCALYST Profit Share Arrangement with Regeneron1 *Kiniksa exclusively licensed rights for the development and commercialization of ARCALYST in APAC (ex-Japan) to Huadong Medicine 1) Subject to description contained in definitive agreement; 2) Global net sales for CAPS, DIRA and recurrent pericarditis recognized as revenue on Kiniksa’s income statement; 3) Profit Split-Eligible Cost of Goods Sold = total cost of goods sold - amortization of Regeneron milestone payment. CAPS = Cryopyrin-Associated Periodic Syndromes; DIRA = Deficiency of the Interleukin-1 Receptor Antagonist; MENA =Middle East and North Africa; APAC = Asia Pacific Region

DISEASE AREA: Recurrent pericarditis; painful and debilitating autoinflammatory cardiovascular disease SCIENTIFIC RATIONALE: Inhibition of IL-1α and IL-1β signaling well-established for the treatment for recurrent pericarditis1-3 STATUS: Phase 2 portion of pivotal Phase 2/3 clinical trial recruiting; dose-focusing (Phase 2) data expected in 2H 2026 ECONOMICS: Independently developed and wholly-owned RIGHTS: All indications worldwide KPL-387 19 MONOCLONAL ANTIBODY IL-1 RECEPTOR ANTAGONIST INHIBITING IL-1α AND IL-1β SIGNALING 1) Klein AL, Imazio M, Cremer P, et al. Phase 3 trial of interleukin-1 trap rilonacept in recurrent pericarditis. N Engl J Med. 2021;384(1):31-41; ARCALYST (rilonacept) prescribing information 2021; 2) Arnold, D. D., Yalamanoglu, A., & Boyman, O. (2022). Systematic review of safety and efficacy of IL-1-targeted biologics in treating immune-mediated disorders. Frontiers in immunology, 13, 888392; 3) Dinarello CA, Simon A, van der Meer JWM. Treating inflammation by blocking interleukin-1 in a broad spectrum of diseases. Nat rev drug Discov, 2012;11(8);633-652.

20 KPL-387: Independently Developed IL-1 Receptor Antagonist for the Treatment of Recurrent Pericarditis KPL-387 • Fully human IgG2 monoclonal antibody • Binds to IL-1R1, inhibiting both IL-1α & IL-1β cytokine-mediated signaling • IL-1 pathway inhibition is well-established and well-tolerated • Monthly dosing potential with single subcutaneous self-injection in liquid formulation IL-1R1 = interleukin-1 receptor 1; IL-1R3 = interleukin-1 receptor 3; IL-1α = interleukin-1 alpha; IL-1β = interleukin-1 beta; IgG2 = immunoglobulin G2; MYD88 = myeloid differentiation primary response 88; IKK = IkappaB kinase; NF-KB = nuclear factor-kappa B; MKK = mitogen-activated protein kinase kinase; JNK = jun N-terminal kinase; p38 = p38 mitogen-activated protein kinase; IL-6 = interleukin 6; TNFα = tumor necrosis factor-alpha

KPL-387 Aims to Address Key Patient Needs and Expand Market Patient Preferences HCP Preferences ~75% Of all RP patients prefer the KPL-387 target profile over available commercial and investigational therapies ~92% Report high likelihood of prescribing KPL-387 for new patients, in the context of available commercial and investigational therapies Current ARCALYST patients demonstrate high compliance and adherence, but HCPs receptive to switching upon patient request The vast majority of surveyed HCPs report that an efficacious IL-1α & IL-1β inhibitor with the target profile of KPL-387 would be best positioned to address unmet needs of patients living with recurrent pericarditis and is likely to expand the market 21 ~75% Of ARCALYST-naïve patients would be more willing to take an injectable therapy if presented in an autoinjector Source: Kiniksa data on file. “The dosing regimen of once monthly versus once weekly is a game changer for patients.” – Physician “It [would be] easy to use because there is no need to mix and wait for it to work. The autoinjector [would] make it simple. It [would] also be more convenient to take it once a month.” – ARCALYST patient • Less frequent dosing • Streamlined preparation • Patient-friendly administration Key Needs Filled ~70% Of all RP patients would be willing to stay on a monthly autoinjector for longer, with fewer missed doses, compared to a weekly subcutaneous dosing presentation HCPs indicate a sizable increase in proportion of patients likely to use an IL-1α & β inhibitor if KPL-387 comes to market

Registrational Program Includes Pivotal and Supplemental Components 22 Phase Study Design & Type Patient Population Treatment Duration Pivotal Study Phase 3 Event-Driven, Double-Blind, Placebo-Controlled, Randomized-Withdrawal Study1 Qualifying Pericarditis Episode Event-Driven Supplemental Studies Phase 1 SAD/MAD Study Healthy Participants Single Dose & 12 Weeks (MAD) Phase 2 Dose-Focusing Study1 Qualifying Pericarditis Episode 24 Weeks Transition to KPL-387 Monotherapy Dosing & Administration Study2 Well-Controlled Recurrent Pericarditis3 16 Weeks LTEs Eligible Patients Completing Phase 2 Dose-Focusing Study1 Up to 24 Months Additional Treatment4 Eligible Patients Completing Phase 2 Transition to KPL-387 Monotherapy Dosing & Administration Study Up to 24 months Additional Treatment4 Eligible Patients Completing Phase 3 Pivotal Study1 Up to 24 Months Additional Treatment4 KPL-387 Development Program 1) NCT07010159; 2) Supplemental study evaluating the efficacy/safety of dosing regimens used to transition patients with well-controlled RP to KPL-387 monotherapy from stable prior treatment with standard therapies; 3) No recurrence within 3 months prior to baseline; CRP < 0.5 mg/dL within 14 days of Baseline and NRS ≤ 3 at Baseline; no clinical worsening or suspicion of impending recurrence; 4) Up to 24 months or the time KPL-387 is approved for commercial use in that region to treat recurrent pericarditis. LTE = long-term extension; SAD = single ascending dose; MAD = multiple ascending dose

Population: • Up to ~85 patients diagnosed with RP presenting at screening with a qualifying pericarditis episode despite treatment with conventional oral therapies. KPL-387 Development Program Builds on Successful RHAPSODY Design Phase 2/3 recurrent pericarditis clinical trial 1) KPL-387 will be administered in addition to conventional oral pericarditis medications (NSAIDs and/or colchicine) from baseline to Week 1, and then oral medications will be weaned off to achieve KPL-387 monotherapy by Week 2. Participants previously treated with glucocorticoids must have discontinued their use at least 72 hours prior to first study drug administration; 2) Treatment Response is defined as Pain Response (NRS score ≤ 2 on the 11-point daily pericarditis pain NRS) and at least one CRP level ≤ 0.5 mg/dL within 7 days before or after the Pain Response; 3) Up to 24 months or the time KPL-387 is approved for commercial use in that region to treat recurrent pericarditis; 4) Duration of the run-in period undisclosed in order to maintain study subjects blinded to the start of the randomized-withdrawal period; 5) Pericarditis Recurrence is defined as the time from randomization in the Randomized Withdrawal (RW) Period to the date of the first Pericarditis Recurrence for each participant. Only CEC-confirmed Pericarditis Recurrences will be considered as events for the primary efficacy analysis in the pivotal portion. NSAID = non-steroidal anti-inflammatory drug; RP = recurrent pericarditis; CRP = C-reactive protein; NRS = numerical rating scale (for chest pain); R = randomization; SC = subcutaneous 300mg SC q2wk 300mg SC q4wk 100mg SC q2wk 100mg SC q4wk NSAIDs and/or colchicine1 LONG-TERM EXTENSION Open-Label KPL-387 SC3 R 1:1:1:1 Population: • Up to ~80 patients diagnosed with RP presenting at screening with a qualifying pericarditis episode despite treatment with conventional oral therapies. 23 Single-Blind Run-In Period4 Event-Driven, Double-Blind, Placebo-Controlled, Randomized-Withdrawal Period Blinded KPL-387 SC Blinded Placebo SC LONG-TERM EXTENSION Open-Label KPL-387 SC Blinded KPL 3 -387 SC R 1:1 Dose-Focusing Pivotal Primary Efficacy Endpoint Time-to-first-adjudicated Pericarditis Recurrence5 Primary Efficacy Endpoint • Time to Treatment Response2 Key Secondary Endpoints • Time to Pain Response • Time to CRP normalization (CRP ≤ 0.5 mg/dL)

24 The Single-Dose PK of KPL-387 Support the Monthly Dose Paradigm Topline data from KPL-387 Phase 1 single ascending dose study KPL-387 Pharmacokinetics (Subcutaneous Administration) in Healthy Volunteers PK = Pharmacokinetics

Financials Second Quarter 2025

Second Quarter 2025 Financial Results 26 Operating Plan Expected to Remain Cash Flow Positive on an Annual Basis 1) Subject to the terms of the definitive agreements between Kiniksa and Regeneron; 50% of ARCALYST Collaboration Operating Profit plus 50% of ARCALYST Licensing Proceeds; 2) Profit Split-Eligible Cost of Goods Sold = total cost of goods sold - amortization of Regeneron milestone payment; 3) Revenue associated with ARCALYST Out-Licensing is included in Licensing and Collaboration Revenue. Income Statement Three Months Ended June 30, 2025 2024 Product Revenue $156.8M $103.4M License and Collaboration Revenue $0.0M $5.2M Total Revenue $156.8M $108.6M Cost of Goods Sold $18.6M $12.3M Collaboration Expenses1 $52.4M $30.0M Research and Development $18.8M $24.0M Selling, General and Administrative $46.9M $42.4M Total Operating Expenses $136.6M $108.7M Other Income $2.7M $2.4M Income Tax Provision ($5.0M) ($6.2M) Net Income (Loss) $17.8M ($3.9M) Collaboration Expenses1 Three Months Ended June 30, 2025 2024 ARCALYST Net Sales $156.8M $103.4M Profit Split-Eligible Cost of Goods Sold2 ($18.4M) ($12.1M) Commercial, Marketing, Regulatory and Other Expenses ($33.6M) ($31.4M) ARCALYST Collaboration Operating Profit $104.8M $59.9M ARCALYST Collaboration Expense $52.4M $29.9M ARCALYST Out-Licensing3 $0.0M $0.0M ARCALYST Collaboration Expense $52.4M $29.9M Other Collaboration Expenses $0.0M $0.1M Total Collaboration Expenses1 $52.4M $30.0M Balance Sheet June 30, 2025 December 31, 2024 Cash, Cash Equivalents and Short-term Investments $307.8M $243.6M

Appendix Out-Licensing Agreements

28 Partnership with Huadong Medicine Gives Kiniksa Opportunity to Expand Footprint into Asia Pacific Region (Excluding Japan) • In February 2022, Kiniksa announced a strategic collaboration with Huadong to develop and commercialize ARCALYST in Greater China and multiple other countries in the Asia Pacific region, excluding Japan • In January 2025, Kiniksa received a $20M milestone payment, $10M of which flows through to Regeneron, for the approval of ARCALYST in mainland China • Kiniksa remains eligible to receive specified sales-based milestones along with tiered royalty payments License Agreement with Roche Genentech for Global Rights to Develop and Commercialize Vixarelimab • Kiniksa has received $100 million in upfront and near-term payments: • $80 million, which was received following the transaction’s closing in Q3 2022 • $20 million, which was received following Kiniksa's last delivery of certain drug supplies to Genentech in Q1 2023 • Kiniksa is eligible to receive up to approximately $600 million in certain clinical, regulatory, and sales-based milestones, before fulfilling upstream financial obligations, of which approximately $570 million remains • Kiniksa is also eligible to receive royalties on annual net sales ranging from low-double digits to mid-teens, before fulfilling upstream financial obligations Out-Licensing Agreements

Appendix ARCALYST (rilonacept)

30 A new integrated analysis of RHAPSODY supports evidence-based use of ARCALYST as a monotherapy in long-term recurrent pericarditis management, minimizing need for adjunctive treatments and reducing polypharmacy RISK OF PERICARDITIS RECURRENCE WHILE ON ARCALYST MONOTHERAPY*1 *Post hoc analysis. Freedom from recurrence was quantified from randomized withdrawal start (if randomized to ARCALYST) or from initiation of bailout ARCALYST (if randomized to placebo) until the end of treatment; **Three observed adjudicated recurrences (3 of 74) were each associated with temporary interruptions of 1 to 3 doses of therapy. 1) Lotan, D, Imazio, M, Klein, AL, Abbate, A, Arad, M, Cremer, PC, Luis, SA, Wang, S, Curtis, A, Clair, J, Paolini, JF. Rilonacept as Monotherapy for Long-Term Recurrent pericarditis Management: Sustained Disease Control Over Three Years. Poster presented at 2025 European Society of Cardiology Congress. Madrid, Spain. RW = randomized withdrawal; LTE = long-term extension ARCALYST Monotherapy Provided Long-Term Prevention of Recurrence Over Three-Year Duration of RHAPSODY FREEDOM FROM RECURRENCE (%) TIME ON CONTINUOUS ARCALYST MONOTHERAPY (MONTHS) **

31 1) Cremer, PC, Garshick, M, Luis, SA, Raisinghani, A, Weber, B, Rahme, SJ, Ryan, JJ, Parameswaran, V, Clair, J, Curtis, A, Klein, AL, Paolini, JF. Rilonacept Reduces Pericarditis Recurrence Risk: Clinical Outcomes From the RESONANCE Patient Registry. Poster presented at 2025 European Society of Cardiology Congress. Madrid, Spain. RP = recurrent pericarditis; NSAIDs = non-steroidal anti-inflammatory drugs Real-World Outcomes Data Affirm Benefit of Sustained ARCALYST Treatment Rilonacept reduced pericarditis recurrences by 99.5% over long-term treatment, independent of line of therapy at initiation Annualized Recurrence Rates Before and After Rilonacept Initiation1 *Annualized recurrence rate was calculated by dividing the total number of investigator-assessed pericarditis recurrences (may include patient-reported chest pain and/or elevated markers of inflammation and/or EKG changes and/or pericardial friction/rub) by the total patient-years of follow-up; a Incident episode was managed with NSAIDs and/or colchicine and/or corticosteroids; bMore than one reason for treatment transition could be captured; cAnnualized recurrence rate as of the data cutoff date (Feb 5, 2025); d32% (6/19) of the investigator-assessed pericarditis recurrence events were confirmed based on a CRP ≥1 mg/dL, 5% (1/19) of events had a CRP < 1 mg/dL, and 63% (12/19) of events did not have a corresponding CRP value recorded within 30 days of each event; eReason unknown; fOne investigator-assessed recurrence event reported in 1 patient; this event included chest pain only, as CRP (0.8 mg/dL) was not above the RHAPSODY event adjudication criterion of 1 mg/dL. This patient continued on rilonacept with no additional events reported by DCO; g52% (24/46) of the investigator-assessed pericarditis recurrence events were confirmed based on a CRP ≥1 mg/dL, 7% (3/46) of events had a CRP < 1 mg/dL, and 41% (19/46) of events did not have a corresponding CRP value recorded within 30 days of each event; hThis patient experienced three investigator-assessed recurrences events (included patient reported chest pain; no CRP data available within 30 days of each event for all 3 events) while on NSAID + colchicine + steroid and one investigator-assessed recurrence event (included patient reported chest pain; no CRP/imaging data available) on anakinra. Line of Therapy (Rilonacept Initiation) Prior Regimen Annualized Recurrence Rate Prior to Rilonacept*a Reasons for Rilonacept Initiationb Annualized Recurrence Rate while on Rilonacept*c % Reduction in Recurrence Rate while on Rilonacept P-value 1 st line N/A (n=5) N/A 1 st treatment for RP 0 N/A N/A 2 nd line NSAID ± Colchicine (n=10) 3.73 • Inadequate response to prior therapyd (n=8) • Unknown (n=2)e 0.06f 98.4% 0.02 3 rd line Corticosteroid-Containing Regimen (n=19) 4.14 • Inadequate response to prior therapyg (n=19) • Intolerance to prior therapy (n=3) 0 100% <0.001 3 rd line (after prior IL-1 inhibitor) NSAID + Colchicine + Steroid → Anakinra (n=1) 4.04 • Inadequate response to prior therapyh (n=1) • Intolerance to prior therapy (n=1) 0 100% >0.05 Total Rilonacept (n=35) 4.00 0.02 99.5% 0.002

Screening Period Run-In Perioda (12-week) Double-Blind, Placebo-Controlled, Randomized-Withdrawal (RW) Period (Event Driven) Long-Term Extension (LTE) (up to 24 months) Loading Dose 320 mg SC Randomization 1:1 Primary Efficacy Endpoint Time-to-First-Adjudicated Pericarditis-Recurrence End of Treatment End of Study Tapering of background pericarditis medications to monotherapy rilonacept Blinded Rilonacept 160 mg SC weekly Blinded Placebo SC weekly Open-Label Rilonacept 160 mg SC weekly Blinded Rilonacept 160 mg SC weekly a The duration of the run-in period was concealed from patients, so that they were blinded to the timing of randomization b For each patient in the LTE, a decision was made 18 months after the most recent pericarditis recurrence (Qualifying or RW period) based on clinical status and one of the following actions was taken at the investigator’s discretion: • Continue rilonacept on-study OR • Suspend rilonacept treatment and remain on-study for observation (rilonacept rescue for recurrence allowed) OR • Discontinue the LTE completely (no further observation) Study Exit Continued Open-Label Rilonacept Off-treatment Observation 18 months after the most recent pericarditis event (qualifying or RW period)b Median rilonacept treatment duration prior to the LTE (RI+RW) was 9 months (range, 3-14) Event-Driven Pivotal Study After closure of event-driven RW period, 15 patients still in RI transitioned directly to LTE instead of being randomized 32 RHAPSODY Design Adapted from: Imazio M, Klein AL, et al. Prolonged Rilonacept Treatment in Rhapsody Long-term Extension Provided Persistent Reduction of Pericarditis Recurrence Risk. Poster 2223 (Presented at AHA Scientific Sessions 2022)

33 ARCALYST reduced the risk of pericarditis recurrence The primary efficacy endpoint was time to first adjudicated pericarditis recurrence in the randomized withdrawal period. The median time to recurrence on ARCALYST could not be estimated due to the low number of recurrences ● 2 of 30 of patients treated with ARCALYST had a recurrence ● The 2 pericarditis recurrences with ARCALYST occurred during temporary interruptions of 1 to 3 doses of ARCALYST The median time to recurrence on placebo was 8.6 weeks (95% CI: 4.0, 11.7) ● 74% (23 of 31) of patients treated with placebo experienced a recurrence at the time that the event-driven portion of the trial was closed ● Consistent with the expected washout pharmacokinetics of once-weekly ARCALYST at steady state 96% reduction in the risk of recurrent pericarditis (hazard ratio: 0.04; p<0.0001) 96% Reduction in Risk of Pericarditis Recurrence Pivotal Phase 3 RHAPSODY Data Sources: Klein AL, Imazio M, Cremer P, et al. Phase 3 trial of interleukin-1 trap rilonacept in recurrent pericarditis. N Engl J Med. 2021;384(1):31-41; ARCALYST (rilonacept) prescribing information 2021

34 1) Imazio M, Klein AL, et al. Prolonged Rilonacept Treatment in Rhapsody Long-term Extension Provided Persistent Reduction of Pericarditis Recurrence Risk. Poster 2223 (Presented at AHA Scientific Sessions 2022). RHAPSODY Long-Term Extension Data Demonstrated Rilonacept Treatment Beyond 18 Months Resulted in Continued Treatment Response1

35 Randomized Phase 2 Trial of Rilonacept in Cardiac Sarcoidosis Collaborative study agreement with Mayo Clinic and The Johns Hopkins University Primary Efficacy Endpoint • Change from baseline in number of segments with FDG uptake on cardiac FDG-PET scan at Week 24 Key Secondary Endpoints • Change from baseline in number of segments with FDG uptake at Week 12 • Change from baseline in SUVMax at Week 12 • Change from baseline in SUVMax at Week 24 • Change from baseline in SPRS on FDG-PET scan at Week 24 PROBE-design study to evaluate efficacy and safety of rilonacept over 24 weeks of treatment in participants with cardiac sarcoidosis1 Diagnosis of Cardiac Sarcoidosis on Standard Therapy Persistent Inflammation on PET Scan 1:1 (n=60) Rilonacept + non-biologic standard therapy D1/Week 0 Non-Biologic Standard Therapy alone PET Scan PET Scan Safety F/U Week 12 Week 24 Week 28 1.) Mayo Clinic is the IND-holder (IND: 172350); Clinicaltrials.gov NCT06660732. PROBE = prospective, randomized, open label, blinded endpoint; CS = cardiac sarcoidosis; SC = subcutaneous; FDG = flurodeoxyglucose; PET = positron emission tomography; SUVMax = maximum standardized uptake value; SPRS = summed perfusion rest score; qwk = every week; F/U = follow-up. Modified with permission from Mayo Clinic

Appendix KPL-387

Population: • Up to ~85 patients diagnosed with RP presenting at screening with a qualifying pericarditis episode despite treatment with conventional oral therapies. KPL-387 Phase 2/3 Recurrent Pericarditis Clinical Trial Phase 3: Pivotal study Screening Period Single-Blind Run-In Period1 Event-Driven, Double-Blind, Placebo-Controlled, Randomized-Withdrawal Period Long-Term Extension Treatment Period4 Primary Efficacy Endpoint Time-to-first-adjudicated Pericarditis Recurrence3 Stabilization and tapering of background pericarditis medications to monotherapy KPL-3871 Blinded KPL-387 SC Blinded Placebo SC Blinded KPL-387 SC Open-Label KPL-387 SC Clinical responders2 randomized 1:1 to monotherapy KPL-387 or placebo R 1:1 1)Duration of the run-in period undisclosed in order to maintain study subjects blinded to the start of the randomized-withdrawal period; 2) Clinical response defined as the weekly average of daily pericarditis pain ≤ 2.0 on the 11-point NRS and a CRP level ≤ 5.0mg/dL, while receiving monotherapy KPL-387 without a recurrence; 3) Pericarditis Recurrence defined as the time from randomization in the Randomized Withdrawal (RW) Period to the date of the first Pericarditis Recurrence for each participant. Only CEC-confirmed Pericarditis Recurrences will be considered as events for the primary efficacy analysis in the Phase 3 pivotal study; 4) Up to 24 months or the time KPL-387 is approved for commercial use in that region to treat recurrent pericarditis. CEC = Clinical Endpoint Committee; CRP = C-reactive protein; NRS = numerical rating scale (for chest pain); R = randomization; SC = subcutaneous Primary Efficacy Endpoint • Time-to-first-adjudicated Pericarditis Recurrence3 37

KPL-387 Phase 2/3 Recurrent Pericarditis Clinical Trial Phase 2: Dose-focusing study 1) KPL-387 will be administered in addition to conventional oral pericarditis medications (NSAIDs and/or colchicine) from baseline to Week 1 and then weaned off pericarditis medications to achieve KPL-387 monotherapy by Week 2. Participants previously treated with glucocorticoids must have discontinued their use at least 72 hours prior to first study drug administration; 2) Up to 24 months or the time KPL-387 is approved for commercial use in that region to treat recurrent pericarditis; 3) Treatment Response is defined as Pain Response (NRS score ≤ 2 on the 11-point daily pericarditis pain NRS) and at least one CRP level ≤ 0.5 mg/dL within 7 days before or after the Pain Response. NSAID = non-steroidal anti-inflammatory drug; RP = recurrent pericarditis; CRP = C-reactive protein; NRS = numerical rating scale (for chest pain); R = randomization; SC = subcutaneous KPL-387 300mg SC q2wk KPL-387 300mg SC q4wk KPL-387 100mg SC q2wk KPL-387 100mg SC q4wk NSAIDs and/or colchicine KPL-387 Monotherapy 1 DOSE-FOCUSING : TREATMENT PERIOD (WEEKS 0-24) LONG-TERM EXTENSION (UP TO 24 MONTHS)2 R 1:1:1:1 Screening Phase 2 Primary Efficacy Endpoint • Time to Treatment Response3 Phase 2 Key Secondary Endpoints • Time to Pain Response • Time to CRP normalization (CRP ≤ 0.5 mg/dL). Population: • Up to ~80 patients diagnosed with RP presenting at screening with a qualifying pericarditis episode despite treatment with conventional oral therapies. 38

Transition to KPL-387 Monotherapy Dosing & Administration Study Supplemental Phase 2 study evaluating efficacy and safety of various dosing regimens used to transition patients to KPL-387 monotherapy from standard therapies 1) No recurrence within 3 months prior to baseline; CRP < 0.5 mg/dL within 14 days of Baseline and NRS ≤ 3 at Baseline; no clinical worsening or suspicion of impending recurrence; 2) Glucocorticoids or IL-1 pathway inhibitors may be used alone or in combination with NSAIDs and/or colchicine; 3) Up to 24 months or the time KPL-387 is approved for commercial use in that region to treat recurrent pericarditis. NSAID = non-steroidal anti-inflammatory drug; RP = recurrent pericarditis; SC = subcutaneous Open-Label KPL-387 SC Prior Therapies NSAIDs and/or colchicine glucocorticoids2 anakinra rilonacept LONG-TERM EXTENSION Open-Label KPL-387 SC3 Long-Term Extension (Up to 24 months3 ) Phase 2 Transition to KPL-387 Monotherapy Dosing & Administration (Weeks 0-16) Population • Up to ~80 participants with well-controlled RP1 receiving standard therapies: NSAIDs and/or colchicine, glucocorticoids2 , and/or IL-1 pathway inhibition (anakinra or rilonacept) Study Objective • To evaluate the efficacy/safety of dosing regimens used to transition patients with well-controlled RP to KPL-387 monotherapy from stable prior treatment with standard therapies

40 KPL-387 Phase 1 SAD/MAD Study First-in-human study evaluating safety, tolerability, pharmacokinetics, and immunogenicity Part B: Multiple Ascending Dose Cohorts (12-14) 2 3 mg (4 active/2 placebo) 4 30 mg (6 active/2 placebo) 100 mg (6 active/2 placebo) 5 300 mg (6 active/2 placebo) 6 600 mg (6 active/2 placebo) 7 10 mg (6 active/2 placebo) 3 1 1 mg (4 active/2 placebo) SC Administration 300 mg (6 active/2 placebo) 10 1000 mg (6 active/2 placebo) 11 9 100 mg (6 active/2 placebo) 8 30 mg (6 active/2 placebo) IV Administration 100 mg, q4wk, 12 wks (6 active/2 placebo) 12 300 mg, q4wk, 12 wks (6 active/2 placebo) 13 300 mg, q2wk, 12 wks (6 active/2 placebo) 14 SC Administration Enrollment: • Approximately 112 Subjects Population: • Healthy Volunteers Primary Endpoints: • Safety • Tolerability Key Secondary Endpoints: • Pharmacokinetics • ADA SAD = single ascending dose; MAD = multiple ascending dose; SC = subcutaneous; IV = intravenous; q2wk = every 2 weeks; q4wk = every 4 weeks; ADA = anti-drug antibodies Part A: Single Ascending Dose Cohorts (1-11)

PK-Modeling and Dose Simulations for KPL-387 Phase 2/3 RP Study 41 Target Concentration Pharmacokinetic modeling of KPL-387 at the anticipated therapeutic dose supports the monthly dose paradigm

Corporate Presentation SEPTEMBER 2025